UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2024

MARPAI, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40904	86-1916231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

615 Channelside Drive, Suite 207
Tampa, Florida		33602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 646 303-3483

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	MRAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On April 15, 2024, Marpai, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with each of the purchasers that are parties thereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”) and JGB Collateral LLC, a Delaware limited liability company, as collateral agent for the Purchasers (the “Agent”). Pursuant to the Purchase Agreement, the Company agreed to sell to the Purchasers Senior Secured Convertible Debentures (the “Debentures”) in an aggregate principal amount of $11,830,000, for a total purchase price of $11,000,000. The Purchase Agreement contains customary representations, warranties and covenants. The transactions contemplated by the Purchase Agreement were consummated on April 15, 2024 (the “Closing Date”).

Debentures

The Debentures bear interest at a rate equal to the prime interest rate plus 5.75% per annum (subject to increase upon the occurrence and continuance of an Event of Default (as defined in the Debentures)), require monthly principal payments of $140,000 beginning on October 15, 2024, have a maturity date of April 15, 2027 and are convertible, in whole or in part, at any time after their issuance date at the option of the Purchasers, into shares of the Company’s common stock (the “Common Stock”) at a conversion price equal to $3.00 per share (the “Conversion Price”), subject to adjustment as set forth in the Debentures. The Conversion Price of the Debentures is subject to anti-dilution protection upon subsequent equity issuances, subject to certain exceptions, provided that the Conversion Price shall not be adjusted to a price less than $2.23 per share, the closing price of the Company’s Common Stock on The Nasdaq Stock Market LLC on the day immediately preceding the Closing Date.

The Company's obligations under the Debentures may be accelerated, at the Purchasers’ election, upon the occurrence of certain customary events of default. The Debentures contain customary representations, warranties and covenants including among other things and subject to certain exceptions, covenants that restrict the Company from incurring additional indebtedness, creating or permitting liens on assets, amending its charter documents and bylaws, repurchasing or otherwise acquiring more than a de minimis number of its Common Stock or equivalents thereof, repaying outstanding indebtedness, paying dividends or distributions, assigning or selling certain assets, making or holding any investments, and entering into transactions with affiliates.

In addition, at any time within sixty days after the Closing Date, and provided that $5,000,000 remains on deposit in a certain blocked account, the Company may elect to redeem up to an aggregate of $5,000,000 of the Debentures.

Security Agreement and Guarantees

In connection with the Purchase Agreement, on April 15, 2024, the Company, certain of the Company’s domestic subsidiaries (“Subsidiary Debtors”), the Purchasers and the Agent entered into a Security Agreement (the “Security Agreement”), pursuant to which the Company and the Subsidiary Debtors granted to the Agent, for the benefit of the Purchasers, to secure the Company’s and the Subsidiary Debtors’ obligations under the Purchase Agreement, the Debentures and the other transaction documents, first priority liens on certain assets (the “Collateral”), in each case subject to permitted liens described in the Security Agreement. In addition, on April 15, 2024, certain domestic subsidiaries of the Company, Damien Lamendola, the Company’s Chairman and Chief Executive Officer, and Hillcour Holding, LLC, an entity controlled by Mr. Lamendola (collectively, the “Guarantors”) entered into Guarantees, pursuant to which they guaranteed all obligations of the Company and each Guarantor under the Purchase Agreement, the Debentures and the other transaction documents.

Registration Rights Agreement

In connection with the Purchase Agreement, on April 15, 2024, the Company and the Purchasers entered into a Registration Rights Agreement, pursuant to which the Company is obligated to register the shares of Company Common Stock issuable upon exercise of the Debentures by May 30, 2024 (the “Registration Deadline”). If the Company fails to meet the Registration Deadline or maintain the effectiveness of the Registration Statement for the required effectiveness period, subject to certain permitted exceptions, the Company will be required to pay liquidated damages to the Purchasers. The Company also agreed, among other things, to indemnify the selling holders under the Registration Statement from certain liabilities and to pay all fees and expenses incident to the Company’s performance of or compliance with the Registration Rights Agreement.

The foregoing descriptions of the terms of the Purchase Agreement, Debentures, Security Agreement, Guarantees and Registration Rights Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, form of Debenture, Security Agreement, form of Guarantee and Registration Rights Agreement, which are included as Exhibits 10.1, 4.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure required by this Item 3.02 related to the issuance of the Debentures is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference. The issuance of the Debentures was exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Form of Debenture.
10.1	Securities Purchase Agreement, dated April 15, 2024, by and among Marpai, Inc., its subsidiaries named therein, the purchasers named therein, and JGB Collateral, LLC.
10.2	Registration Rights Agreement, dated April 15, 2024, by and among Marpai, Inc. and the purchasers named therein.
10.3	Security Agreement, dated April 15, 2024, by and among Marpai, Inc., each of Marpai, Inc.’s specified subsidiaries named therein, the purchasers named therein and JGB Collateral, LLC.
10.4	Form of Guarantee.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARPAI, INC.

Date:	April 17, 2024	By:	/s/ Damien Lamenodla
Name: Damien Lamendola Title: Chief Executive Officer